UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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REGI U.S., INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REGI U.S., INC.
7520 N. Market St., Spokane , WA. 99217

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 6, 2017, at 10:00 AM (Pacific Daylight Time)

NOTICE IS HEREBY GIVEN that REGI U.S., Inc., a Oregon corporation, will hold a Special meeting of stockholders on January 6, 2017, at 10:00 AM (PDT/local time) at our corporate office, 7520 N. Market St. Spokane, WA, 99217 (the “Meeting”). The Meeting is being held for the following purposes:

1.	to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares of common stock, with no par value, to 150,000,000 shares of common stock, with no par value (the “Amendment”);

2.	to elect Paul W. Chute, Paul Porter, Jina Liu, Shaojun Zhang, and Susanne Robertson as Directors to serve our company for the ensuing year and until their successors are elected; and

3.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on November 4, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, with no par value, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: November 10, 2016

By Order of the Board of Directors,

/s/ Paul W. Chute
Paul W. Chute
President and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on January 6, 2017 the proxy statement is available at pwchute@regtech.com.

REGI U.S., INC.
7520 N. Market St. Spokane, WA, 99217

Proxy Statement for the Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Special Meeting of Stockholders (the “Meeting”) to be held on January 6, 2017 at 10:00 AM (PDT/local time) at our corporate office, 7520 N. Market St., Spokane, WA, 99217, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail the proxy statement and accompanying proxy card on or about December 6, 2016 to all stockholders entitled to vote at the Meeting who have not consented to electronic delivery of materials. Stockholders entitled to vote at the Meeting who have consented to electronic delivery will instead receive materials electronically.

Unless the context requires otherwise, references to “we”, “us” “our” and “our company” refer to REGI U.S., Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, with no par value per share (the “Common Stock”) as of the close of business on November 4, 2016 (the “Record Date”). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of November 4, 2016, the record date, there were 32,779,298 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is a majority of issued and outstanding entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880 Reno, Nevada, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on November 4th, 2016 are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our special meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder’s name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders’ meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our special meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our special meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our Special Meeting - the proxy must be returned to Broadridge well in advance of our Special Meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our Special Meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Special Meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our Special Meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of our special meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our Special Meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since April 30, 2016, being the end of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Principal Stockholders and Security Ownership of Management”. To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the proposed nominees for election as directors of our corporation, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of November 4, 2016, we had a total of 32,779,298 shares of common stock (no par value per share) issued and outstanding.

The following table sets forth, as of the date of this report, certain information with respect to the beneficial ownership of our common and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of our common and preferred stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

John G. Robertson(2)(3)	4,093,849	12.5%

Rand Energy Group Inc.(4)	588,567	1.8%

Reg Technologies Inc.	2,744,700	8.4%

(1)	Based on 32,779,298 shares of common stock issued and outstanding as of November 4, 2016. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	This individual may be deemed to be a “parent or founder” of REGI as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933.

(3)	Includes 634,889 common shares owned by JGR Petroleum, Inc. of which Mr. Robertson is a sole director, 2,747,720 common shares owed by Access Information Services, of which Mr. Robertson is a sole director, 86,160 common shares owned by SMR Investment Ltd, of which Mr. Robertson is a sole director.

(4)	Rand Energy Group Inc. is owned 51% by Reg Tech and 49% by Rand Cam-Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Tech and Rand Cam-Engine Corp. could be considered the beneficial owner of the 588,567 shares registered in the name of Rand Energy Group Inc.

PROPOSAL NO. 1 - AMENDMENT TO OUR
CORPORATION’S ARTICLES – COMMON STOCK

Our Articles of Incorporation (the “Articles”) currently authorize the issuance of 100,000,000 shares of common stock, with no par value. On October 19, 2016, our board of directors approved, subject to receiving the approval of at least two-thirds of voting stockholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 150,000,000 shares, with no par value per share:

Proposal No. 1 is solely to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 150,000,000, with no par value.

The general purpose and effect of the amendment to our corporation’s Articles is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation’s Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation’s Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock that will result if Proposal No. 1 is approved.

Dissenters’ Rights of Appraisal

Under Oregon law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of stockholders holding at least a two-thirds majority of voting shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 1 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule “A”, with changes as may be required by the Oregon Secretary of State.

PROPOSAL NO. 2 – ELECTION OF DIRECTORS

Our Board of Directors has nominated the persons named below as candidates for Directors at the Meeting.. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below.

Each Director who is elected will hold office until the next Meeting of Stockholders and until his or her successor is elected and qualified. Any Director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the stockholders as Directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our Board of Directors recommends that you vote FOR the nominees.

Nominees

Our nominated Directors and executive officers, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Paul W. Chute	Director, President and CEO	67	July, 2016
Paul Porter	Director, Vice President and Chief Engineer	58	August, 2013
Jina Liu	Director	52	Nominated
Shaojun Zhang	Director	48	Nominated
Susanne Robertson	Director	70	Nominated

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Paul W. Chute

Mr. Chute has extensive experience in making development stage companies successful, serving as CFO, CEO and Director of both private and public companies. Mr. Chute’s strong belief in the potential of the RadMax technology has led him to come out of recent retirement to move REGI U.S., Inc. forward and focus on refining, testing and marketing the RadMax Technology. Mr. Chute was appointed a director and the Chief Executive Officer of the company on July 17, 2016. Mr. Chute also serves as the President and CEO and a director of Reg Technologies Inc. and Minewest Silver and Gold Inc., the president and CEO and the sole director of Rand Energy Group, Inc. Mr. Chute has his Bachelor of Science degree in accounting and his MBA degree. Mr. Chute expects to devote 95% of his time to the operations of REGI U.S., Inc. and Reg Technologies Inc.

Paul Porter

Mr. Porter was appointed a director in August, 2013. Mr. Porter had served as our Chief Engineer prior to his appointment. Mr. Porter has extensive experience as an expert mechanical engineer in the manufacturing and designing of seals. Mr. Porter was the founder and President of JetSeal, Inc., a manufacturing engineering tool and producing design firm. JetSeal, Inc. was sold to Heico Corp. (HEI) an aerospace company in the late 1990’s when JetSeal, Inc. was under Mr. Porter’s ownership. Prior to this, he was a manufacturing manager for Parker Seal Group, a Fortune 500 Company.

Jina Liu

Ms. Liu was appointed as a director of Reg Technologies, Inc. on March 27, 2014. She is currently the President of Canada-China Federation of Entrepreneurs. Canada-China Federation of Entrepreneurs is mainly focused on building bridges for cooperation and communication for both Chinese and Canadian entrepreneurs, contributing to the promotion of Canada-China economic cooperation and development. Previously, Ms. Liu served as the Executive President of SinoCann Entrepreneurs Association, the Vice President of Canada China Environmental Technology Development Association, and the Honorary President of Canada & China Association of Educators.

Shaojun Zhang

Mr. Zhang was appointed was a director of Reg Technologies on May 1, 2014. Mr. Zhang has been the Chairman of China Zhongling Hangke New Energy Group Limited (“Zhongling”) since February 2012. Zhongling is an organization engaged in research and development of new energy solutions. Prior thereto, Mr. Zhang was the CEO of the Natural Brand Strategy Network, based in Beijing, China, from January 2007. From January 2003 to January 2007, Mr. Zhang was the President of Jun Xin Mining Group based in Guangxi, China.

Susanne Robertson

Mrs. Robertson has been a director of Reg Technologies, Inc. since 1984, and has been an invaluable asset in facilitating the cooperation between Reg Technologies Inc. and REGI U.S. Inc.

Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the pleasure of our Board of Directors.

The names of our executive officers, their ages, positions held, and durations of are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Paul W. Chute	Director, President and CEO	67	July, 2016
Victoria Huang	Chief Financial Officer	45	July, 2016
Paul Porter	Director, Vice President and Chief Engineer	58	August, 2013
Jim Slinger	Vice President of Investor Relations and Communications	72	July, 2016

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our Directors, officers, affiliates or any stockholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse to our company.

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

●	available in print to any stockholder who requests it from our President; and

●	filed on EDGAR as an exhibit to our Annual Report on Form 10-K filed on August 15, 2011.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-K filed on August 15, 2011. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our Chief Executive Officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our Board of Directors held no formal meetings during the year ended April 30, 2016, 2015, 2014, 2013, 2012, 2011, or 2010. All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the Directors and filed with the minutes of the proceedings of the Directors. Such resolutions consented to in writing by the Directors entitled to vote on that resolution at a meeting of the Directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the Directors duly called and held.

It is our policy to invite Directors to attend the Meeting of stockholders. Four Directors are expected to attend the Meeting.

Committees of the Board of Directors

We currently do not have a nominating or compensation committee or committees performing similar functions. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for Directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire Board of Directors.

Our audit committee operates pursuant to a written charter adopted by our Board of Directors.

We believe that the members of our Board of Directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent Director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our Board of Directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our Board of Directors.

Director Independence

We currently act with four Directors, consisting of Paul W. Chute, John G. Robertson, Paul Porter and Thomas Robertson.

We have determined that Paul Porter is an “independent director” as defined in Rule 5605(a) of the Nasdaq Listing Rules and that Jina Liu, Shaojun Zhang and Susanne Robertson will be each an “independent director” as defined in Rule 5605(a) of the Nasdaq Listing Rules if elected as Directors to our company.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our Board of Directors. In general, members of our Board of Directors and executive officers are accessible by telephone or mail. Any matter intended for our Board of Directors, or for any individual member or members of our Board of Directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and Directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended April 30, 2016, all filing requirements applicable to our executive officers, Directors and persons who own more than 10% of our common stock were complied with.

Executive Compensation

Compensation Discussion and Analysis

The company’s executive officers make recommendations to the board of directors regarding compensation policies and the compensation of senior officers. The company does not have a Compensation Committee. The compensation of the senior executives comprises two components; namely, a base salary or consulting fees and the grant of stock options pursuant to the company’s stock option plan which is more particularly outlined below under the Option-based Awards section. These forms of compensation are chosen to attract, retain and motivate the performance of selected directors, officers, employees or consultants of the company of high caliber and potential. Each senior executive is employed for his or her skills to perform specific tasks and the base salary and number of options is fixed accordingly.

Summary Compensation Table

Named Executive Officer mean the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) or any individual acting in a similar capacity or function, regardless of the amount of compensation of that individual and each of the company’s two most highly compensated executive officers, other than the CEO and CFO, or three two highly compensated individuals acting in similar capacities, who were serving as executive officers, or in a similar capacity, at the end of the most recent financial year and whose compensation exceeds $100,000, and such individuals who would be an NEO but for the fact that they were not serving as an executive officer or in a similar capacity at the end of that financial year.

During our company’s last completed financial year ended April 30, 2016, our company had two Named Executive Officers: Mr. John Robertson, President and CEO and Ms. Susanne Robertson, CFO.

The following table (presented in accordance with Item 402 of Regulation S-K – Executive Compensation) sets forth all annual, long term and other compensation for services in all capacities to our company and its subsidiaries payable to the NEOs for the three financial years ended April 30, 2016, 2015 and 2014 (to the extent required by the Regulations) in respect of the Named Executive Officers:

Non-equity incentive plan compensation
Name and Principal Position	Year Ended April 30	Salary ($)	Bonus ($)	Share-based Awards ($)	Option- Based Awards ($)(7)	Annual incentive plans ($)	Long-term incentive plans ($)	Pension value ($)	All other Compensation ($)(2)	Total compensation ($)
John G. Robertson, CEO(1)(2)(3)	2016 2015 2014	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	22,500 30,000 30,000	22,500 30,000 30,000

James Vandeberg, CFO(4)(5)	2016 2015 2014	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil	NA Nil Nil

Susanne Robertson, CFO(6)	2016 2015 2014	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA

(1)	Mr. Robertson is also a director and does not receive compensation in that capacity. See “Director Compensation – Narrative Discussion”. Mr. Robertson resigned as the CEO on July 17, 2016.

(2)	Access Information Services, Inc., a Washington corporation which is owned and controlled by the Robertson Family Trust, accrued $2,500 per month for management services until January 31, 2016. Mr. Robertson is a trustee of the Robertson Family Trust. The amounts for fiscals 2014, 2015 and 2016 are accrued but not paid.

(3)	Mr. Robertson’s option-based awards granted during 2013 consisted of 500,000 stock options granted on May 15, 2013 at an exercise price of $0.10 with the vested options fair valued at $0.04 per option, and 500,000 stock options granted on April 11, 2013 at an exercise price of $0.20 and vested options fair valued at $0.05 per option.

(4)	Mr. Vandeberg resigned as the CFO of the company on November 11, 2014. He was also a director until August 2, 2016 and did not receive compensation in that capacity. See “Director Compensation – Narrative Discussion”

(5)	Mr. Vandeberg’s option-based awards granted during 2013 consisted of 200,000 stock options granted on May 15, 2013 at an exercise price of $0.10 with the vested options fair valued at $0.04 per option, and 200,000 stock options granted on April 11, 2013 at an exercise price of $0.20 with the vested options fair valued at $0.05 per option.

(6)	Mrs. Robertson was appointed as the CFO of the company on November 11, 2014 and resigned on July 17, 2016.

(7)	The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Narrative Discussion

Our company does not have a share-based award plan other than the stock option plan referred to above. The company also does not have a pension plan or a long term incentive plan. Other than John Robertson, as described below in the Narrative Description – Directors reported in the Directors’ Compensation table below, no directors, who were not NEO’s of the company were compensated during the financial year ended April 30, 2016 for services in their capacity as directors.

A management fee was payable, but accrued to Access Information Inc., a company controlled by Mr. Robertson. Other than as herein set forth, the company did not pay any compensation to its directors or Named Executive Officers.

Employment Contracts and Termination of Employment

For the fiscal year ended April 30, 2016, there were no employment agreements or other compensating plans or arrangements with regard to any of the Named Executive Officers which provide for specific compensation in the event of resignation, retirement, other termination of employment or from a change of control of the Issuer or from a change in a Named Executive Officer’s responsibilities following a change in control.

Pursuant to the company’s stock option plan, in the event the optionee’s employment by or engagement with (as a director or otherwise) the company is terminated by the company for any reason other than death before exercise of the options granted hereunder, the stock option granted to the Participant shall expire three months after the optionees’ departure and all rights to purchase shares thereunder shall cease and expire three months after the optionees’ departure and be of no further force or effect.

In the event the Participant resigns as an employee, officer or director, the stock option granted to the Participant shall expire three months after the optionees’ departure and all rights to purchase shares thereunder shall cease and expire three months after the optionees’ departure and be of no further force or effect.

Refer also to the Compensation Discussion and Analysis section above.

Incentive Plan Awards

Narrative Discussion

As reported above under the Summary Compensation Table, the company does not have a share-based award plan or a long term incentive plan. Information with respect to the grant of stock options is more particularly described above in the Option-based Awards and Compensation Discussion and Analysis sections.

Outstanding Option-Based Awards and Share-Based Awards

The grant of option-based awards to the senior executives is determined by the recommendation of executive officers to the board of directors pursuant to the terms of the stock option plan referred to below. Previous grants of option-based awards are taken into account when considering new grants.

The options are always granted at or above market price. The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions: weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

The following table sets out the option-based awards that were outstanding as at April 30, 2016:

	Option-based Awards				Stock-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
John Robertson	500,000	0.10	May 15, 2017	Nil	375,000	Nil
	500,000	0.20	April 11, 2018	Nil	375,000	Nil
James Vandeberg	200,000	0.10	May 15, 2017	Nil	150,000	Nil
	200,000	0.20	April 11, 2018	Nil	150,000	Nil

Incentive Plan Awards – value vested or earned during the year

Pension Plan Benefits

As reported under the Summary Compensation Table, the company does not maintain a Pension Plan for its employees and therefore no benefits were received.

Termination of Employment or Change of Control

Other than as described in the Narrative Discussion section under the Summary Compensation Table, the company has no plans or arrangements with respect to remuneration received or that may be received by the Named Executive Officers during the company’s most recently completed financial year or current financial year in view of compensating such officers in the event of termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control, where the value of such compensation exceeds $100,000 per executive officer.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth all compensation provided to the directors for the year ended April 30, 2016.

The company does not have a share-based award plan for the directors other than the stock option plan, details of which are provided below under Outstanding Option-Based Awards, Share- Based Awards and Non-equity Incentive Plan Compensation. The company also does not have a pension plan or a non-equity incentive plan for its directors.

No directors, who were not NEO’s of the company were compensated during the financial year ended April 30, 2016 for services in their capacity as directors.

Non-equity incentive plan compensation ($)
Name and Principal Position	Year Ended April 30	Salary ($)	Share- based Awards ($)	Option- Based Awards ($) (6)	Annual incentive plans ($)	Long-term incentive plans	Pension value ($)	All other Compensation ($)	Total compensation ($)
John G. Robertson, CEO(1)(2)	2016 2015 2014	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
James Vandeberg, CFO(3)	2016 2015 2014	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Paul Porter (4) (5)	2016 2015 2014	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA	Nil NA NA
Thomas Robertson	2016 2015 2014	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)	Mr. Robertson is also an NEO and indirectly receives or accrues compensation in that capacity. See “Executive Compensation – Narrative Discussion”.

(2)	Mr. Robertson did not receive option-based awards in his capacity as a director.

(3)	Mr. Vandeberg does not receive any compensation in his capacity as a director, nor any option-based awards in his capacity as a director.

(4)	Mr. Porter was appointed to the Board of Directors in August, 2013.

(5)	Mr. Porter provides research and development services for the company and receives consulting fees in that capacity. See related party transactions below.

(6)	The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Narrative Description

Directors of the company who are also NEOs are not compensated for their services in their capacity as directors, although directors of the company are reimbursed for their expenses incurred in connection with their services as directors.

Information with respect to grants of options to the directors is reported below under the Narrative Description in the section below entitled Outstanding Option-Based Awards, Share-Based Awards and Non-equity Incentive Plan Compensation.

Other than as described above, no directors of the company were compensated by the company during the financial year ended April 30, 2016 for services as consultants or experts.

Option-Based Awards, Share-Based Awards and Non-equity Incentive Plan Compensation for Directors

As disclosed under the Director Compensation Table, the company does not have a share-based award plan, a pension plan or a non-equity incentive plan for its directors.

Option-based awards to the directors are granted pursuant to the terms of the company’s stock option plan. The options are always granted at market price. The valuation of the fair value of the options at the time of the grant is based on the Black Scholes model and includes the following assumptions; weighted average risk free rate, weighted average expected life, expected volatility and dividend yield.

Directors generally receive a grant of stock options upon their appointment.

The following table shows at April 30, 2016 the options held by the directors and former directors who served during the year ended April 30, 2016:

	Option-based Awards				Stock-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested** ($)
John G. Robertson	500,000 500,000	0.10 0.20	May 15, 2017 April 11, 2018	Nil Nil	375,000 375,000	Nil Nil
James Vandeberg	200,000 200,000	0.10 0.20	May 15, 2017 April 11, 2018	Nil Nil	150,000 150,000	Nil Nil
Paul Porter	55,000 55,000	0.10 0.10	May 15, 2017 April 11, 2018	Nil Nil	41,250 41,250	Nil Nil
Thomas Robertson	50,000	0.20	April 11, 2018	Nil	37,500	Nil

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders.  To be eligible for inclusion in our 2017 proxy statement, your proposal must be received by us no later than 120 days before March 23, 2017 and must otherwise comply with Rule 14a-8 under the Exchange Act.  Further, if you would like to nominate a Director or bring any other business before the stockholders at the 2017 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before March 23, 2017.  While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2017 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

NOTICE REGARDING ANNUAL MEETINGS OF THE SHAREHOLDERS

Our company has not historically held an annual meeting of the shareholders for the purpose of electing the Board of Directors or other business. We have not convened an annual meeting of the shareholders because, in the opinion of our management, we have not had adequate resources or administrative support during our development stage to host a comprehensive meeting. In our decision not to convene an annual meeting we have relied on the relevant provisions of our constating documents and of Oregon corporate law, which are summarized as follows:

Section 60.201 of Chapter 60 – Private Corporations:

(1)	Except as provided in subsection (4) of this section, a corporation shall hold an annual meeting of the shareholders at a time stated in or fixed in accordance with the bylaws.

(3)	A failure to hold an annual meeting at the time stated in or fixed in accordance with a corporations bylaws does not affect the validity of any corporate action.

In light of the applicable provisions of our Company’s bylaws and of Section 60.201 of Chapter 60 – Private Corporations, and absent an order by the Oregon district court obtained pursuant to Section 60.207 of Section 60.201 of Chapter 60 – Private Corporations, our management believes that there is no material adverse consequence resulting from our Company’s failure to hold an annual meeting. We do, however, intend to hold an annual meeting in the future when adequate resources are available to us. The capital alterations proposed to the shareholders at the forthcoming Meeting are in part intended to lay the groundwork for additional financing and the engagement of additional independent directors to be confirmed at an annual meeting of the shareholders.

By Order of the Board of Directors,

/s/ Paul W. Chute

Paul W. Chute
Director

Schedule A

Articles of Amendment - Business/Professional Corporation
Secretary of State - Corporation Division - 255 Capitol St. NE, Suite 151 - Salem, OR 97310-1327 - http://www.FilingInOregon.com - Phone: (503) 986-2200

REGISTRY NUMBER: 307187-87

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.

We must release this information to all parties upon request and it will be posted on our website.	For office use only

1.	ENTITY NAME:	REGI U.S., INC

2	THE FOLLOWING AMENDMENT(S) TO THE ARTICLES OF INCORPORATION IS MADE HEREBY: State the article number(s) and set forth the article(s) as it is amended to read. (Attach a separate sheet if necessary.)

 The Capital Stock shall consist of 150,000,000 shares of common stock, with no par value, all of which stock

3.	THE AMENDMENT WAS ADOPTED ON:

(If more than one amendment was adopted, identify the date of adoption of each amendment.

4.	PLEASE CHECK THE APPROPRIATE STATEMENT:

Shareholder action was required to adopt the amendment(s).

The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast FOR	Number of votes cast AGAINST
Common	32,779,298

Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the Incorporators or by the board of directors.

5.	EXECUTION: By my signature, I declare as an authorized signer, that this filing has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete. Making false statements in this document is against the law and may be penalized by fines, imprisonment or both.

Signature:	Printed Name:	Title:

CONTACT NAME: (To resolve questions with this filing)
PHONE NUMBER: (Include area code)

Articles of Amendment - Business/Professional Corporation (05/14)